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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report dated September 4, 1998, on the consolidated financial statements of Thousand Trails, Inc. and Subsidiaries (and to all references to our Firm), incorporated by reference in the Pre-Effective Amendment No 1 to the Post Effective Amendment No 2 to the Registration Statement on Form S-2.

                                        /s/ ARTHUR ANDERSEN LLP





Dallas, Texas,
  March 9, 1999